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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 1997


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 1997, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-HUD1)


                 Salomon Brothers Mortgage Securities VII, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   333-22559               13-3439681
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

Seven World Trade Center
New York, New York                                          10048
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(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On April 30, 1997, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 1997 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Ocwen Federal Bank FSB as master servicer (in such capacity, the "Master Servicer"), LaSalle National Bank as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of fifteen classes of certificates (the "Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of residential fixed-rate and adjustable-rate, first lien seasoned mortgage loans originated as 30-year, fully amortizing loans under the United States Department of Housing and Urban Development's Section 203(b) or 703 mortgage insurance programs (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate unpaid principal balance of $272,574,770 as of April 1, 1997 (the "Cut-off Date"), an aggregate Arrearage of approximately $53,572,001 and an aggregate Legal Balance of approximately $326,146,771. The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated April 29, 1997, between the Depositor and Salomon Brothers Realty Corp. The Certificates were sold by the Depositor to Salomon Brothers Inc, an affiliate of the Depositor, pursuant to an underwriting agreement, dated April 29, 1997, between the Depositor and Salomon.

                  The Certificates (except for the Class B-4, Class B-5, Class B-6 and Residual Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated March 6, 1997, and the Prospectus Supplement, dated April 29, 1997, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4, Class B-5, Class B-6 and Residual Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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                                       -3-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                   (a)   Not applicable

                   (b)   Not applicable

                   (c)   Exhibits



         Exhibit No.                               Description
         -----------                               -----------

            4.1 Pooling and Servicing Agreement, dated as of April 1, 1997, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Ocwen Federal Bank FSB as Master Servicer, LaSalle National
                              Bank as Trustee and ABN AMRO Bank N.V. as
                              Fiscal Agent, relating to the Series 1997-HUD1 Certificates.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 30, 1997

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.



                                   By: /s/ Susan Mills
                                      -----------------------
                                   Name:   Susan Mills
                                   Title:   Assistant Vice President





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                                Index To Exhibits
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                                                                  Sequentially
Exhibit No.                  Description                         Numbered Page
-----------                  -----------                         -------------

   4.1        Pooling and Servicing Agreement, dated as of             6
              April 1, 1997, by and among Salomon
              Brothers Mortgage Securities VII, Inc. as
              Depositor, Ocwen Federal Bank FSB as
              Master Servicer, LaSalle National Bank as
              Trustee and ABN AMRO Bank N.V. as Fiscal
              Agent as Trustee, relating to the Series 1997-
              HUD1 Certificates.